UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

November 30, 2015

NEVADA GOLD & CASINOS, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

133 E. Warm Springs Road, Suite 102 Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

(702) 685-1000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

The text set forth below in Item 2.01 (Completion of Acquisition or Disposition of Assets) is incorporated into this Item by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 30, 2015 Nevada Gold & Casinos, Inc. (the “Company”) completed the acquisition of the Club Fortune Casino in Henderson, Nevada pursuant to an Asset Purchase Agreement dated May 22, 2015 between Gaming Ventures of Las Vegas, Inc., as Seller and Nevada Gold & Casinos LV, LLC, a wholly owned subsidiary of the Company, as Buyer.

The total purchase price for the acquisition is $14,159,623 and 1,190,476 shares of restricted common stock of the Company.

The acquisition is being financed pursuant to an Amended & Restated expansion of the Company’s existing Credit Agreement with Mutual of Omaha Bank. Under the Amended and Restated Credit Agreement dated November 30, 2015 (the “Amended Credit Facility”) the aggregate lending commitment is $23,000,000 and the maturity date has been extended to November 30, 2020.

The Amended Credit Facility is secured by liens on substantially all of the real and personal property of the Company and its subsidiaries. The interest rate on the borrowing is based on LIBOR plus an Applicable Margin, which will be determined quarterly, based on the total leverage ratio for the trailing twelve month period. The initial Applicable Margin until April 1, 2016 is 4.5%.

The Amended Credit Facility contains customary covenants for a facility of this nature, including, but not limited to covenants requiring the preservation and maintenance of the Company’s assets and covenants restricting our ability to merge, transfer ownership, incur additional indebtedness, encumber assets and make certain investments.

The above description is a summary only and is qualified in its entirety by reference to the Amended and Restated Credit Agreement and related documents as well as a copy of the Press Release dated November 30, 2015, all filed herewith.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

All required financial statements of the acquired business will be filed by an amendment to this Form 8-K no later than 71 days after the date this initial report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

All required pro forma financial information of the Company, taking into account this acquisition, will be filed no later than 71 days after the date this initial report on Form 8-K must be filed.

(d)	Exhibits. The following exhibits are furnished as part of this current report on Form 8-K:

10.1	Amended and Restated Credit Agreement dated effective as of November 30, 2015 among the Company, its wholly owned subsidiaries and Mutual of Omaha Bank.
10.2	Asset Purchase Agreement previously filed as Exhibit 10.1 of Form 8-K filed on May 22, 2015 and incorporated herein by reference.
99.1	Press Release dated December 1, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

NEVADA GOLD & CASINOS, INC.

Date: December 2, 2015	By:	/s/ James D. Meier
James D. Meier
Vice President and CFO